CTS Corporation 3rd Quarter 2022 Earnings Call Oct 26, 2022

Forward-Looking Statements This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management’s expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause CTS’ actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: the ultimate impact of the COVID-19 pandemic on CTS’ business, results of operations or financial condition, including supply chain disruption; changes in the economy generally, including inflationary and/or recessionary conditions, and in respect to the business in which CTS operates; unanticipated issues in integrating acquisitions, including TEWA Temperature Sensors and Ferroperm Piezoceramics; the results of actions to reposition CTS’ business; rapid technological change; general market conditions in the transportation, as well as conditions in the industrial, aerospace and defense, and medical markets; reliance on key customers; unanticipated public health crises, natural disasters or other events; environmental compliance and remediation expenses; the ability to protect CTS’ intellectual property; pricing pressures and demand for CTS’ products; and risks associated with CTS’ international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks (including, without limitation, the potential impact U.S./China relations and the conflict between Russia and Ukraine may have on our business, results of operations and financial condition). Many of these, and other risks and uncertainties, are discussed in further detail in Item 1A. of CTS’ most recent Annual Report on Form 10-K and other filings made with the SEC. CTS undertakes no obligation to publicly update CTS’ forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes. Non-GAAP Financial Measures From time to time, CTS may use non-GAAP financial measures in discussing CTS’ business. These measures are intended to supplement, not replace, CTS’ presentation of its financial results in accordance with U.S. GAAP. CTS’ management believes that non-GAAP financial measures can be useful to investors in analyzing CTS’ financial performance and results of operations over time. CTS recommends that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies. The information included in this presentation includes the non-GAAP financial measures of adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings, adjusted diluted earnings per share, debt to capitalization ratio, controllable working capital ratio, and free cash flow. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of CTS’ fundamental business operations. CTS believes that adjusted gross margin, adjusted operating earnings, adjusted EBITDA margin, adjusted net earnings and, adjusted diluted earnings per share provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of CTS’ core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of CTS’ fundamental business operations or were not part of CTS’ business operations during a comparable period. CTS believes that debt to capitalization ratio is a measurement of financial leverage and provides an insight into the financial structure of CTS and its financial strength. CTS believes the controllable working capital ratio provides an objective measure of the efficiency with which CTS manages its short-term capital needs.  CTS believes that free cash flow is a useful measure of its ability to generate cash. CTS believes that these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which CTS operates, and thus further provide useful information to investors. Note that CTS’ definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. CTS does not provide reconciliations of forward-looking non-GAAP financial measures, such as estimated adjusted diluted earnings per share, to the most comparable GAAP financial measures on a forward-looking basis because CTS is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, restructuring costs, environmental remediation costs, acquisition related costs, foreign exchange rates and other non-routine costs. Each of such adjustments has not yet occurred, are out of CTS' control and/or cannot be reasonably predicted. For the same reasons, CTS is unable to address the probable significance of the unavailable information.

$152M Sales +24.1%   Third Quarter 36.6% Adj. Gross Margin Organic growth +17.1% Non-transportation revenues +22.5%, organic 8.2% Acquisitions added $8.6m in sales in 3Q Transportation revenues +25.7% New business wins $159M, 6 EV platform wins Adj. EBITDA Margin 22.3%, up 60 bps from Q3 2021 Operational discipline supporting strong financial performance $0.62 Adj. diluted EPS +33.8% All comparisons vs. same period in prior year unless otherwise noted Q3 2022 – Executing diversification strategy to deliver revenue and earnings growth (70) bps

Capturing secular trends to expand into premium, growing markets Establishing leadership in non-transportation end markets Industrial Aerospace & Defense Medical +27% +35% +6% Revenue ($ Millions) Revenue ($ Millions) Revenue ($ Millions) Added new customers in nano-positioning and EMC application in rail transportation Ongoing momentum for HVAC, industrial appliances Commercial focus driving expanded customer base Gaining traction in European defense market through support of Ferroperm team New awards in drug delivery for liver ablation and minimally invasive surgery New awards in unmanned underwater vehicle application, low orbit satellite application

Strategic acquisitions fueling diversification – M&A as a catalyst

Enhancing Piezoceramic Technology and Geographic Reach

Pre 2016		2016		2017		2022		Current
CTS	+	HC Materials	+	noliac	+	Ferroperm Piezoceramics	=	CTS
Bulk Technology		Single Crystal Technology		Tape Cast Technology		Medical Therapeutics Europe Defense		Growing Piezoceramic Platform

Building a Strong Global Temperature Sensing Platform

2019		2020		2022		Current
QTI Sensing Solutions	+	Sensor Scientific, Inc.	+	TEWA	=	CTS
Industrial Applications		Medical Applications		Industrial + Medical Europe Expansion		Growing Temperature Platform

Ferroperm complements existing CTS piezoceramic capabilities

CTS
5

>95% Light Vehicle portfolio carries over to Electric Vehicles

CTS Portfolio


Accelerator Modules
Chassis Height Sensor
Seat Belt Buckle Switch Sensor
Seat Track Position Sensor
Brake Position Sensor
Belt Tension Sensor




Accelerator Modules
Chassis Height Sensor
Seat Belt Buckle Switch Sensor
Seat Track Position Sensor
Brake Position Sensor
Belt Tension Sensor

+


eBrake™
AC Motor Current Sensor
AC Motor Position Sensor

Available Market (SAM)

2022:	2030:		>2030:
$2.4Bn	$2.7Bn	+	$1Bn+
Traditional light vehicle key product Portfolio	Light vehicle key products For BEV/HEV/PHEV and ICE		New products for Electrification

>$1Bn expansion in Available Market with EV-related new products cts

6

6 Battery Electric Vehicle Platform wins in Q3 2022 – Total 23 in 2022, 44 Total ~8% of 2022 light vehicle sales from BEV+Hybrid platforms, Goal: >25% by 2025 23 YTD 2022 EV Wins

FY 2022 Guidance 2020-2022 CAGR 11.6% 3 2020-2022 CAGR 30.3% 3 $595 89% 112% Revenue ($ Millions) Free Cash Flow Conversion ($ Millions) Adj. Diluted EPS Returned to Shareholders ($ Millions) Note: 1 $585 $2.55 $2.40 290% 1 2 1 Guidance includes recent Ferroperm acquisition 2 Free cashflow conversion = FCF / Adjusted Net Earnings 3 CAGR based on mid point of 2022 guidance 4 Includes $34M from U.S. pension plan termination Strong demand from medical & aerospace/defense customers Softer outlook in industrial end market & distribution channel Commercial vehicle sales potentially impacted by semiconductor supply issues Light vehicle market forecasts - US 13.5 -14M, China 24.5-25M, Europe 15-16M units, lowered from earlier this year Monitoring risks from interest rates, supply challenges, inflation, COVID-19, FX fluctuations & geopolitical landscape Tax rate in the range of 20-23% excluding discrete items Key Outlook Assumptions 170% 4

3rd Quarter 2022 Financial Results

Revenue up 24.1% vs. Q3 2021, up 4.8% vs. Q2 2022 Non-transportation sales up 22.5% vs. Q3 2021, organic growth +8.2% Transportation sales up 25.7% vs. Q3 2021, up 4.9% vs. Q2 2022 Currency impact on sales unfavorable $4.1m Adjusted EBITDA margin +60 bps to 22.3% Continued margin pressure from supply challenges, currency, cost increases; partially mitigated by pricing and continuous improvement projects Highlights Net Income ($’Mil) $(63.9) $12.6 $11.8 Diluted EPS $(1.97) $0.39 $0.37 Adj. Diluted EPS $0.46 $0.62 $0.62 Adj. Gross Margin 37.3% 36.1% 36.6% Adj. EBITDA Margin 21.7% 21.4% 22.3% Revenue ($ millions) Q3 2022 Financial Summary

Note: YTD 2022 results include $34m from US pension plan termination Cash and Debt ($ Millions) Operating Cash Flow Q3 2022 – $3M YTD 2022 – $17M Returned to shareholders Q3 2022 – $58M YTD 2022 – $86M Free Cash Flow Strong Balance Sheet Solid Foundation for Strategic M&A Q3 2022 – $2M YTD 2022 – $9M Capital Expenditures Note: Cash and Debt balance as of Sep 30, 2022 Borrowed Total Facility ($ Millions) Consistent strong cash flow generation

Q & A

Appendix

Adjusted Diluted EPS Regulation G Schedules 2022 2021 2022 2022 2022 2021 2021 2020 2019 Diluted earnings (loss) per share 0.37 $ (1.97) $ 0.39 $ 0.63 $ 1.38 $ (1.58) $ (1.30) $ 1.06 $ 1.09 $ Tax affected adjustments to reported diluted earnings (loss) per share: Restructuring charges 0.01 0.01 0.02 0.01 0.04 0.02 0.06 0.04 0.18 Foreign currency loss (gain) 0.01 0.03 0.12 (0.01) 0.12 0.04 0.10 (0.16) 0.05 Non-cash pension expense 0.16 2.54 - - 0.16 3.10 3.13 0.06 0.02 Environmental charges 0.01 0.01 0.02 0.01 0.04 0.02 0.05 0.07 0.05 Acquisition-related costs - - 0.05 0.02 0.07 - - 0.01 0.02 Inventory fair value step-up 0.06 - 0.02 0.01 0.09 - - - - Legal settlement - - - - - - - - (0.01) Discrete tax items - (0.16) - - - (0.16) (0.11) 0.04 0.05 Adjusted diluted earnings per share 0.62 $ 0.46 $ 0.62 $ 0.67 $ 1.90 $ 1.44 $ 1.93 $ 1.12 $ 1.45 $ Full Year Year-to-Date Q3 Q2 Q1

($ Millions, except percentages) Adjusted EBITDA Regulation G Schedules 2022 2021 2022 2022 2022 2021 2021 2020 2019 Net earnings (loss) 11.8 $ (63.9) $ 12.6 $ 20.2 $ 44.6 $ (51.0) $ (41.9) $ 34.7 $ 36.1 $ Depreciation and amortization expense 8.0 6.7 7.0 6.7 21.7 20.2 26.9 26.7 24.6 Interest expense 0.3 0.5 0.6 0.5 1.5 1.6 2.1 3.3 2.6 Tax expense (benefit) 5.5 (25.9) 4.3 5.5 15.3 (24.6) (19.0) 10.8 14.1 EBITDA 25.6 (82.6) 24.5 33.0 83.2 (53.8) (31.8) 75.4 77.5 Adjustments to EBITDA: Restructuring charges 0.5 0.3 0.6 0.3 1.4 0.6 1.7 1.8 6.9 Environmental charges 0.3 0.4 0.9 0.5 1.8 0.9 2.3 2.8 2.3 Legal settlement - - - - - - - - (0.5) Acquisition-related costs - - 2.0 0.5 2.5 - - 0.3 0.7 Inventory fair value step up 2.2 - 0.5 0.6 3.3 - - - - Costs of tax improvement initiatives - - - - - - - - 0.1 Non-cash pension expense 4.7 107.4 - 0.1 4.8 131.1 132.4 2.5 0.8 Foreign currency loss (gain) 0.5 1.0 3.8 (0.3) 4.0 1.4 3.3 (5.3) 1.8 Total adjustments to EBITDA 8.2 109.2 7.9 1.8 17.8 134.0 139.7 2.1 12.0 Adjusted EBITDA 33.8 $ 26.6 $ 32.5 $ 34.8 $ 101.0 $ 80.2 $ 107.8 $ 77.5 $ 89.5 $ Net sales 151.9 $ 122.4 $ 151.9 $ 147.7 $ 444.6 $ 380.4 $ 512.9 $ 424.1 $ 469.0 $ Adjusted EBITDA margin 22.3% 21.7% 21.4% 23.6% 22.7% 21.1% 21.0% 18.3% 19.1% Full Year Q3 Q1 Q2 Year-to-Date

Regulation G Schedules Adjusted Gross Margin ($ Millions) 2022 2021 2022 Gross margin 53.3 $ 45.7 $ 51.8 $ Adjustment to reported gross margin: Inventory fair value step-up $2.2 - $0.5 Adjusted gross margin 55.6 $ 45.7 $ 52.4 $ Net sales 151.9 $ 122.4 $ 145.0 $ Adjusted gross margin as a % of net sales 36.6% 37.3% 36.1% Q3 Q2

($ Millions) Free Cash Flow Regulation G Schedules 2022 2022 2021 2020 2019 Net cash provided by operating activities 60.4 $ 95.7 $ 86.1 $ 76.8 $ 64.4 $ Capital expenditures (2.3) (9.3) (15.6) (14.9) (21.7) Free cash flow 58.1 $ 86.5 $ 70.5 $ 61.9 $ 42.7 $ Free Cash Flow as % of Adjusted Net Earnings 294% 141% 112% 170% 89% Full Year Q3 Year-to- Date

($ Millions) Debt to Capitalization Regulation G Schedules 2022 2021 2021 2020 2019 Total debt (A) 85.5 $ 50.0 $ 50.0 $ 54.6 $ 99.7 $ Total shareholders' equity (B) 490.6 $ 457.4 $ 463.6 $ 423.7 $ 405.2 $ Total capitalization (A+B) 576.1 $ 507.4 $ 513.6 $ 478.3 $ 504.9 $ Total debt to capitalization 14.8% 9.9% 9.7% 11.4% 19.7% As of December 31 Q3